EXHIBIT e
                             Application for Policy

UNIFI                                      Application for Insurance
Companies
                                      Notice of Insurance Information Practices

 First Ameritas Life Insurance Corp. of New York    The Union Central Life Insurance Company
 [P.O. Box 40888, Cincinnati, OH 45240              [P.O. Box 40888, Cincinnati, OH 45240
 800-319-6901, Fax 513-595-2352]                    800-319-6901, Fax 513-595-2352]
 (Client Service Department)

     To issue an insurance policy we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. We may obtain information relating to any proposed insured's mental and physical health, general character and reputation, habits, finances, occupation, other insurance coverage, or participation in hazardous activities.

     This information may be obtained from physicians, medical professionals, hospitals, clinics or other medical care institutions, or from the Medical Information Bureau, Inc. (MIB), public records, consumer reporting agencies, financial sources, other insurance companies, agents, friends, neighbors and associates. We may obtain information through exchanges or correspondence, by telephone or by personal contact.

     Information regarding your insurability or claims will be treated as confidential. The companies listed above ("the Companies") or their reinsurers may, however, make a brief report thereon to the Medical Information Bureau, Inc. (MIB), a not-for-profit membership organization of insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage or a claim for benefits is submitted to such a company, MIB, upon request, will supply such company with the information in its file. Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is [50 Braintree Hill, Suite 400, Braintree, Massachusetts 02184-8734, telephone number
(866) 692-6901 (TTY 866-346-3642)]. The Companies or their reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

     Furthermore, as part of our procedure for processing your insurance application, an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, associates, or others with whom you are acquainted.

    This inquiry and any subsequent investigative consumer report update which may also be requested includes information as to your character, general reputation, personal characteristics, and mode of living.

    You have the right to be personally interviewed if we order an investigative consumer report. Please notify our agent if this is your wish. You are also entitled to receive a copy of the investigative consumer report whether or not an interview is conducted. You also have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation.

    To reduce costs and offer insurance coverage at the lowest possible premium, the Companies may also use a Personal History Interview. A specially trained interviewer may call to discuss information contained in your application or to ask questions related to the underwriting of your insurance. We will attempt to conduct this telephone interview at your convenience and at a number you designate.

    In the event of an adverse underwriting decision, upon written request, we will provide you with the specific reason in writing for that adverse underwriting decision.

    As a general practice, we will not disclose personal information about you to anyone else without your consent, unless a legitimate business need exists or disclosure is required or permitted by law. A description of the circumstances under which information about you might be disclosed without your authorization will be sent to you upon request.

    You have a right of access to personal information we maintain in our files and to request correction, amendment, or deletion of any information you believe to be incorrect. You may request a description of established procedures which will allow access to and correction of such personal information.

    If you wish to have a more detailed explanation of our information practices, including your rights of access to and correction of personal information, please contact the Underwriting Department at the above address.

  DETACH AND DELIVER TO PROPOSED INSURED BEFORE COMPLETION OF THE APPLICATION.

  UNIFI                                  Application for Insurance
                                                      Personal Information

                         CHECK THE COMPANIES THAT APPLY:

[ ] First Ameritas Life Insurance Corp. of New York   [ ] The Union Central Life Insurance Company
    [P.O. Box 40888, Cincinnati, OH 45240                 [P.O. Box 40888, Cincinnati, OH 45240
    800-319-6901, Fax 513-595-2352]                       800-319-6901, Fax 513-595-2352]
    (Client Service Department)

    ---------------------------------------------------------------------------
     1. Proposed Insured (One):

a)  Name:_______________________________________

b)  Date of Birth: c) Sex: [] Male [] Female
d) Place of Birth:___________________________________
e) Social Security/Tax ID No.:_______________________
f) Driver's License or other Government issued picture ID:
   ________________________________ State:_________
g) Home Address:
   City:___________________________State:_____ Zip:______
h) Years at this Address:_______________________________
i)  Tel. (Home): _______________________________________
        (Business):_____________________________________
        Fax:  __________________________________________
        E-mail:_______________________________________________
        Best time to call:_________ at: [] Business [] Home
        In the event you are not available when our interviewer calls, may we speak with your spouse? [] Yes [] No ___

j) Residency Status: [] U.S. Resident [] Other:
k) Are you a U.S. Citizen: ? Yes ? No If "No," complete
       Foreign National form UN 0918 and provide the following:
                                                               ----
        Citizenship: _________________________________________
        Visa Type:         Visa #:

l)  Employer Name:________________________________________
    Address:______________________________________________
    City:___________________________ State: _ Zip:________
m)  Occupation:                           Years:__________
m)  Duties:______________________________________________

 2. Owner Information (One): (Complete only if Owner is other than Proposed Insured.)

a)  [ ] Individual b) [ ] Trust (provide copy) c) [ ] Partnership
d)  [] Corporation: County of Incorporation:
e) Full Name:
f) Relationship to
     Proposed Insured(s):
g) Trustee(s) Name:
h)  Date of Birth or Date of Trust:
i)  Social Security/Tax ID No.:
j)  Driver's License or other Government issued picture ID:
     ________________________________ State:_________
k) Address: ________________________________________
        City:_____________ State:_______________ Zip: _______
l) Tel. (Home):           (Business):

    Fax:              E-mail:
m) Residency Status: [] U.S. Resident [] Other:
n) Are you a U.S. Citizen: [] Yes [] No If "No," complete
    Foreign National form UN 0918 and provide the following:
    Citizenship:
                              -----------------------------------
    Visa Type:       Visa #:
o) Multiple Ownership (indicate type):
      []  Joint with Survivorship
      []  Tenants in Common
p) Successor Owner:
   Name:
   Social Security/Tax ID No.:


3. Beneficiary Information: (Subject to change by Owner.)
 a) Primary Beneficiary:
      Address: _________
      City:            State:    Zip:
      Relationship to Proposed Insured: ______________________ Social Security/Tax ID: ________________________________
      Date of Birth or Date of Trust: ________________________

 b) Contingent Beneficiary:
      Address: _________
      City:            State:    Zip:
      Relationship to Proposed Insured: ______________________
      Social Security/Tax ID: ________________________________
      Date of Birth or Date of Trust: ________________________

  UNIFI                                  Application for Insurance
                                                      Personal Information

                         CHECK THE COMPANIES THAT APPLY:
[ ] First Ameritas Life Insurance Corp. of New York   [ ] The Union Central Life Insurance Company
    [P.O. Box 40888, Cincinnati, OH 45240                 [P.O. Box 40888, Cincinnati, OH 45240
    800-319-6901, Fax 513-595-2352]                       800-319-6901, Fax 513-595-2352]
    (Client Service Department)

 1. Proposed Insured (Two):

a)  Name:_______________________________________

b)  Date of Birth: c) Sex: [] Male [] Female
d) Place of Birth:___________________________________
e) Social Security/Tax ID No.:_______________________
f) Driver's License or other Government issued picture ID:
   ________________________________ State:_________
g) Home Address:
   City:___________________________State:_____ Zip:______
h) Years at this Address:_______________________________
i)  Tel. (Home): _______________________________________
        (Business):_____________________________________
        Fax:  __________________________________________
        E-mail:_______________________________________________
        Best time to call:_________ at: [] Business [] Home
        In the event you are not available when our interviewer
        calls,
        may we speak with your spouse? [] Yes [] No __________
j) Residency Status: [] U.S. Resident [] Other:
k) Are you a U.S. Citizen: [] Yes [] No If "No," complete Foreign National form UN 0918 and provide the following:
                                                            ---
    Citizenship: _________________________________________
    Visa Type:         Visa #:

l)  Employer Name:________________________________________
    Address:______________________________________________
    City:___________________________ State: _ Zip:________
    Occupation:                           Years:__________
m)  Duties:______________________________________________


2. Owner Information (Two): (Complete only if Owner is other than Proposed Insured.)

a)  [ ] Individual b) [ ] Trust (provide copy) c) [ ] Partnership
d)  [] Corporation: County of Incorporation:
e) Full Name:
f) Relationship to Proposed Insured(s):
g) Trustee(s) Name:
h)  Date of Birth or Date of Trust:
i)  Social Security/Tax ID No.:
j)  Driver's License or other Government issued picture ID:
    ________________________________ State:_________
k) Address: ________________________________________
       City:_____________ State:_______________ Zip: _______
l) Tel. (Home):           (Business):
      Fax:              E-mail:
m) Residency Status: [] U.S. Resident [] Other:
n) Are you a U.S. Citizen: [] Yes [] No If "No," complete
   Foreign National form UN 0918 and provide the following:
               Citizenship:
    Visa Type:       Visa #:
o) Multiple Ownership (indicate type):
     []      Joint with Survivorship
     []      Tenants in Common
p) Successor Owner:
   Name:
   Social Security/Tax ID:

Proposed Insured: (Child One or Other.)
        a) Name:
        b) Relationship:
        c) Date of Birth:        d) Sex: [] Male  [] Female
        e) Place of Birth:
        f) Social Security No:
        g) Ins. in Force/Company:
        h) Driver's License No.:

Proposed Insured: (Child Two or Other.)
        a) Name:
        b) Relationship:
        c) Date of Birth:        d) Sex: [] Male  [] Female
        e) Place of Birth:
        f) Social Security No:
        g) Ins. in Force/Company:
        h) Driver's License No.:

UNIFI                                          VARIABLE UNIVERSAL LIFE
 Companies(.)                                  Policy Details
   The Union Central Life Insurance Company
   [ P.O. Box 40888,
   Cincinnati, OH 45240 ]
   [800-319-6901, Fax 513-595-2352 ]

1. Excel Performance VUL:

a) Specified Amount (base only): $__________________________
b) Death Benefit Option:
|_|      Option A (Specified Amount)
|_|      Option B (Specified Amount plus Account Value)
|_|      Option C (Return of Premium)
c) Life Insurance Qualification Test:
|_|      GPT (Guideline Premium Test) Default if no option is selected
|_|      CVAT (Cash Value Accumulation Test)
d) Supplementary Benefits:
|_|      Accidental Death Benefit Rider: $________________________
|_|      Accounting Benefit Rider: $______________________________
|_|      Children's Protection Rider:$
|_|      Guaranteed Insurability Rider:$__________________________
|_|      Term Insurance Rider - Other Insured:
        |_|      Family Member: $_________________________________________
        |_|      Non-Family Member: $_____________________________________
|_|      Scheduled Increase Rider:_________ %
|_|      Supplemental Coverage Rider: $___________________________
|_|      Total Disability Benefit Rider: $________________________
|_|      Waiver of Monthly Deduction Rider
e) Monthly Deduction Allocation:
     Do you want to select a portfolio or portfolios from which to deduct your monthly policy expenses? [] Yes [] No

   (If "Yes," list portfolio(s) and/or Guaranteed Account and percentage allocated. If "No," then the expenses will be prorated from all funds.)

   Portfolio                                      Percentage
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------
                                                              %
-----------------------------------------------   -------------

   Total                                               100%


2. Premium

a) Planned Periodic Premium (modal): $
b) Premium Frequency:
[]      Annual [] Electronic Funds Transfer (complete EFT form.)
[]      Semi-Annual  []Salary Allotment
[]      Quarterly [] Other:
c) Additional First-Year Premium (lump sum amounts):
[]      $
[]      1035 Exchange $_______
(Complete Absolute Assignment Form)
d) Send Premium Notices to: [] Residence [] Business
         []  Owner One   [] Other: (Specify)___________________________
         []  Owner Two
         []  Insured One
         []  Insured Two
e) Has any initial premium been given in connection with this application?
       [] Yes [] No (If "Yes," state amount paid for
       which conditional receipt has been given; the terms of which are hereby agreed to.)
       Amount: $__________________________________________________
               -

3. Insurance Suitability Questions:
     a) Do you understand that the amount or the duration of the death benefit and cash value may Increase or decrease depending on the investment experience of the separate account?
        []      Yes [] No

   b) Do you believe that this policy will meet your insurance needs and financial objectives?
        []      Yes [] No

   c)   Have you received a current copy of the Prospectus? [] Yes [] No

    Illustrations of benefits, including the death benefits, policy values and cash values, are available upon request.

  UNIFI                                         Variable Universal Life
Companies                                    Investment Advisory Agreement

  The Union Central Life Insurance Company
  [P.O. Box 40888,
  Cincinnati, OH 45240
  800-319-6901, Fax
  513-595-2352]

-------------------------------------------------------------------------------

Investment Advisory Agreement for Model Asset Allocation

o Selecting a model will change both the current and future allocations for your policy.

o To determine the appropriate model for your risk tolerance or to view specific investment allocation percentages, please refer to the Morningstar Asset Allocation brochure and worksheet or visit our web site.

o Upon receipt of this agreement, we will allocate according to the current version of the Morningstar Asset Allocation model in effect at that time, as indicated on our website.

In electing to participate in the Model Asset Allocation program using the Asset Allocator tool, I understand:

o I am giving Ameritas Investment Corp. ("AIC"), an affiliate of The Union Central Life Insurance Company ("Union Central"), discretionary authority to serve as my investment advisor for the program solely for purposes of developing asset allocation models and periodic updates to the models, and to instruct Union Central to allocate my premiums and policy values pursuant to the model I select and any changes to the model by AIC. If I am entering into this limited advisory agreement pursuant to the terms of a rider, I am also giving AIC discretionary authority to serve as my investment advisor for the purposes of deletions of models available with the rider. I am not retaining AIC as my investment adviser for any other financial planning purposes, unless agreed to expressly in writing. There is no additional charge for selecting the Model Asset Allocation program.

o I must decide whether participation in the program and which model is best for me. AIC will not make this decision for me. The Asset Allocator Questionnaire is only a tool to assist me. I may consult my own financial professional to help me.

o If I ever direct Union Central to allocate my premiums or policy value to portfolios not included in the models, I will no longer receive updates to the models and this limited advisory agreement will terminate. In this circumstance, any rider requiring my participation in a modified Model Asset Allocation will also terminate. If I am entering into this limited advisory agreement pursuant to the terms of a rider, and I direct Union Central to allocate my premiums or policy value to a model not allowed under the terms of the rider, this limited advisory agreement and the rider will both terminate.

o AIC and Union Central may be subject to competing interests that have the potential to influence AIC's decision making with regard to the models, including revenue sharing from portfolios and principal underwriting fees. These potential conflicts are disclosed in the Policy prospectus and AIC's Form ADV Part II, which I acknowledge having received, and the Policy Statement of Additional Information, which I have the opportunity to obtain.

o AIC or Union Central may terminate or change its available asset allocation program(s) at any time.

o This agreement is effective upon receipt and approval by Union Central and AIC of my election to participate.

 [ UNIFI ]                                      VARIABLE UNIVERSAL LIFE
Companies                                       Allocation of Premiums

 The Union Central Life Insurance Company
 [P.O. Box 40888, Cincinnati, OH 45240
  800-319-6901, Fax 513-595-2352 1

--------------------------------------------------------------------------------
 On issued policies, your full net premium will be allocated to the Ameritas Money Market VIP Portfolio until the end of the Right to Examine period. When this period ends, your account value will be allocated to the subaccount(s) indicated below. Allocations must be in whole percentages.

 Allocation Among Investment Options:
     Choose from an Investment Level Asset Allocation Model OR select your own investment options.

     Investment Level Asset Allocation Model:
     The models will be rebalanced quarterly. Choose ONE of the Asset Allocation Models below. Information regarding the funds and allocations for each model are contained in the asset allocation brochures, which I acknowledge receipt of by signing this application.

     [] [Aggressive Model]   [] [Capital Growth Model]   [] [Balanced Model]
     [] Moderate Model]   [] [Conservative Model]  OR

Individual Investment Options
 Percentage    Allocation

The Union Central Life Insurance Company:
        % Union Central Fixed Account

[AIM Variable Insurance Funds:
        % AIM V.I. Global Real Estate Fund, Series I
        % AIM V.I. International Growth Fund, Series I
        % AIM V.I. Small Cap Equity Fund, Series I
The Alger American Fund:
         % Alger American Balanced Portfolio, Class 0
         % Alger American Capital Appreciation Portfolio, Class 0
American Century Investments:
        % American Century VP Mid Cap Value Fund, Class I
Calvert Variable Series, Inc.:
        % CVS Income Portfolio
        % CVS Social Balanced Portfolio
        % CVS Social Equity Portfolio
        % CVS Social International Equity Portfolio
        % Ameritas Core Strategies Portfolio
        % Ameritas Income & Growth Portfolio
        % Ameritas MidCap Growth Portfolio
        % Ameritas MidCap Value Portfolio
        % Ameritas Money Market Portfolio
        % Ameritas Small Cap Portfolio
        % Ameritas Small Company Equity Portfolio
DWS Variable Series I:
        % DWS Capital Growth VIP Portfolio, Class A
DWS Variable Series II:
        % DWS Dreman Small Mid Cap Value VIP Portfolio, Class A
        % DWS Global Thematic VIP Portfolio, Class A
     Fidelity(R) Variable Insurance Products:
        % Fidelity(R)VIP Contrafund(R) Portfolio, Initial Class
        % Fidelity(R)VIP Equity-Income Portfolio, Initial Class
        % Fidelity(R)VIP High Income Portfolio, Initial Class
        % Fidelity(R)VIP Investment Grade Bond Portfolio, Initial Class % Fidelity(R) VIP Mid Cap Portfolio, Initial Class
        % Fidelity(R) VIP Overseas Portfolio, Initial Class
        % Fidelity(R) VIP Strategic Income Portfolio, Initial Class

Percentage       Allocation

Franklin Templeton Variable Insurance Products Trust:
        % Templeton Growth Securities Fund, Class 2
Ivy Funds Variable Insurance Portfolios, Inc.:
        % Ivy Funds VIP Science and Technology
MFS Variable Insurance Trusts'":
        % MFS(R) VIT Research International Series, Initial Class
        % MFS(R) VIT Total Return Series, Initial Class
        % MFS(R) VIT Utilities Series, Initial Class
        % MFS(R) VIT Value Series, Initial Class
Neuberger Berman Advisers Management Trust
        % Neuberger Berman AMT Guardian Portfolio, Class I Oppenheimer Variable Account Funds:
        % Oppenheimer Global Securities FundNA,
          Non-Service Shares
PIMCO Variable Insurance Trust:
        % PIMCO Total Return Portfolio, Administrative Class
Summit Mutual Funds, Inc., Summit Pinnacle Series:
        % Summit Bond Portfolio
        % Summit EAFE International Index Portfolio
        % Summit Inflation Protected Plus Portfolio
        % Summit Lehman Aggregate Bond Index Portfolio
        % Summit Lifestyle ETF Market Strategy Aggressive Portfolio
        % Summit Lifestyle ETF Market Strategy Conservative Portfolio % Summit Lifestyle ETF Market Strategy Target Portfolio
        % Summit Nasdaq-100 Index Portfolio
        % Summit Natural Resources Portfolio
        % Summit Russell 2000 Small Cap Index Portfolio
        % Summit S&P 500 Index Portfolio
        % Summit S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
        % T. Rowe Price Blue Chip Growth Portfolio-II
        % T. Rowe Price Equity Income Portfolio-II
Third Avenue Variable Series Trust:
        % Third Avenue Value Portfolio
The Universal Institutional Funds, Inc.:
        % UIF Emerging Markets Equity Portfolio, Class I ]
100 %Total

UNIFI                              Universal Life/Traditional Life/VUL
Companies                           Financial Information

First Ameritas Life Insurance Corp. of New York
[P.O. Box 40888, Cincinnati, OH 45240
800-319-6901, Fax 513-595-2352]
(Client Service Department)

The Union Central Life Insurance Company
[P.O. Box 40888, Cincinnati, OH 45240 800-
319-6901, Fax 513-595-2352]

1. Existing and Pending Insurance - Proposed Insured(s):
                                         Proposed      Proposed
                                         Insured One   Insured Two
a) Total insurance in force on the
    Proposed Insured(s).                  $            $__________
b)      Total insurance currently pending
        with all companies, including
        this application.                 $            $__________
c)  Of the above pending amount,
    how much do you intend to accept?     $            $__________

c) Provide information for each policy in force on the Proposed Insured(s). (Attach additional page if necessary.)
        Proposed Insured:   [] One [] Two
        Company:
        Group, Personal or Business:
        Issue Date:
        To Remain in Force? [] Yes [] No
        Face Amount:_____________________________________________
        Proposed Insured: [] One [] Two
        Company:
        Group, Personal or Business:
        Issue Date:______________________
        To Remain in Force? [] Yes [] No
        Face Amount:
e) Have you ever sold, assigned, or pledged as collateral a life insurance policy, or an interest in a life insurance policy?
       [] Yes []No (If "Yes," give details.)

2.      Existing Insurance (Replacement):
a)      Do you have any existing life insurance policies or annuity contracts? ?
        [] Yes [] No (If "Yes," complete a Replacement Notice if required by State Law.)
b) Will any life insurance policy or annuity contract presently in force with this or any other company be discontinued, reduced, changed, or replaced if insurance now applied for is issued?
        []  Yes [] No (If "Yes," give details.)
        Company:_________________________ Policy No.:
        Amount: $_____________________ Date:
        Type of Policy:

3.      Insurance Producer's Replacement Statement:
a) To the best of your knowledge, does the applicant have any existing insurance policies or annuity contracts? ? Yes ? No
b) To the best of your knowledge, does the policy applied for involve replacement, in whole or in part, of any existing life insurance, annuity, disability income or overhead expense insurance, or any other accident and sickness insurance?
        [] Yes [] No (If "Yes," give details.)
        Company:                                     Policy No.:
c) Will a policy loan on one or more policies be utilized to pay any portion of the initial premium or deposit on the policy applied for?
        [] Yes [] No (If "Yes," give policy number(s) involved.)

4.     Statement of Intent:
a) Is there, or will there be, any agreement or understanding that provides for a party, other than the Owner, to obtain any interest in any policy issued on the life of the proposed insured as a result of this application? [] Yes [] No
b)     Will the premiums be financed through a loan? [] Yes [] No
       (If "Yes," list: lender, duration of loan, and collateral required.)
c) Will any entity other than a life insurance company be medically evaluating the proposed insured either to obtain financing or to determine life expectancy? [] Yes []No (If "Yes," give details.)
d)     Will the policy, if issued, be placed in a trust? [ ] Yes  [] No
       (If "Yes," give details and provide copy of trust.)

5.     Financial Questions:                    Proposed        Proposed
                                                Insured One    Insured Two
a)     Gross annual earned income:
       (salary, commissions, bonuses, etc.)      $                $
b)     Gross annual unearned incom:              $                $
       (dividend, interest, net real estate income, etc.)
c)     Household net worth: $________________________________________
d) In the last 5 years, has either of the Proposed Insured(s) or the business had any major financial problems (bankruptcy, etc.)?
       [] Yes  [] No (If "Yes" give details.)
e)     If Owner, other than the proposed insured, is an individual:
       Net Worth:$_______________________________________________
       Net Annual Income:$_______________________________________
       Total Family Income:$_____________________________________

6. Source of Premiums: (Check one or more.)
[] Current Income [] Cash Savings []Employer
[] Securities [] Relative [] Premium Finance
[] Sale of personal property or real estate.
[] Insurance/Annuities (Loans/Withdrawals).
[] 1035 Exchange
[] Insurance or annuity maturity value or death benefit.
[] Rollover/Transfer of 401(k) or Pension Funds.
[] Other:

7. Business Insurance: (Complete for ALL Business Owned Insurance.
                                                Current Year    Previous Year
a) Assets:                                          $              $
b) Liabilities:                                     $              $
c) Gross Sales:                                     $              $
d) Net Income after taxes:                          $              $
e) Fair Market Value of the business:               $              $
f) What percentage of the business is owned by Proposed Insured(s)?         %
g) Are other partners / owners / executives being insured?
     []      Yes [] No (If "Yes," give details.)

UNIFI
Companies                                          Application for Insurance
                                                      Lifestyle Questionnaire

 First Ameritas Life Insurance Corp. of New York     The Union Central Life Insurance Company
 [P.O. Box 40888, Cincinnati, OH 45240               [P.O. Box 40888, Cincinnati, OH 45240
 800-319-6901, Fax 513-595-2352]                     800-319-6901, Fax
 513-595-2352] (Client Service Department)

Lifestyle Questions: (Please provide details for "Yes" answers.)

Has any person proposed for coverage:

1. Used tobacco or nicotine products in any form within the last five years? (In Details, provide dates and type: cigarettes, cigars, cigarillos, a pipe, chewing tobacco, nicotine patches, gum, etc.) [] Yes [] No

2. Ever applied for insurance or reinstatement which has been: declined, postponed, rated, modified; or had any such insurance canceled or a renewal premium refused? (In Details, provide date, reason, and company name.)[] Yes
    [] No

3. Ever received or claimed: indemnity, benefits, or a payment for any injury, sickness or impaired condition? [] Yes [] No

4. In the past three years, ever made any flights as: a pilot, student pilot, or crew member of any aircraft, or intend to do so? (If "Yes," complete Aviation Questionnaire.) [] Yes [] No

5. Been convicted of a moving traffic violation, had any traffic accidents, or had a driver's license revoked or suspended within the past five years?
    [] Yes [] No

6. Been convicted of, or currently awaiting trial on the violation of any criminal law? [] Yes [] No

7. In the next year, any intention of traveling outside the U.S. or Canada or residing outside of the U.S.? (If "Yes," complete Foreign Travel Questionnaire.) [] Yes [] No

8. Belong to or intend joining: any active or reserve military, naval, or aeronautic organization? (If "Yes," complete Military Service
    Questionnaire.) [] Yes []No

9. Engaged in or plan to engage in any form of the following: (If "Yes," check all boxes below that apply and complete appropriate form(s).) [] Yes [] No

[]      Motorized Racing
[]      Parachuting/Skydiving
[]      Ballooning
[]      Rodeo
[]      Snowmobilling
[]      Boat Racing
[]      Scuba diving
[]      Hang-gliding
[]      Mountain climbing
[]      Competitive skiing
[]      Gliding
[]      Other:

Proposed Insured One - Details for any "Yes" answers to Lifestyle
Questions: (Indicate question number and time/frame.)




Proposed Insured Two - Details for any "Yes" answers to Lifestyle
Questions: (Indicate question number and time/frame.)

UNIFI
Companies                                        Application for Insurance
                                                  Health Questionnaire

 First Ameritas Life Insurance Corp. of New York         The Union Central Life Insurance Company
 [P.O. Box 40888, Cincinnati, OH 45240                   [P.O. Box 40888, Cincinnati, OH 45240
 800-319-6901, Fax 513-595-2352]                         800-319-6901, Fax
 513-595-2352] (Client Service Department)

Name of Proposed Insured:_______________________________________________
Health Questions. Please provide Details for "Yes" answers.
1. a)  Height:__________________ b) Weight:____________________________
c)     Have you lost 10 lbs. or more in the past 12 months?         [] Yes [] No
d)     Have you gained 10 lbs. or more in the past 12 months?       [] Yes [] No

2.     To the best of your knowledge and belief, have you ever
       been medically treated for or had any known indication of:
a)     Disorder of eyes, ears, nose, or throat?                     [] Yes [] No
b)     Dizziness, vertigo, fainting, seizures, recurrent
       headache; speech defect, paralysis, or stroke?               [] Yes [] No
c)     Shortness of breath, bronchitis, pleurisy, asthma,
       emphysema, tuberculosis or chronic respiratory disorder?     [] Yes [] No
d)     Chest pain, palpitation, high blood pressure, heart
       murmur, heart attack or other disorder of the heart
       or blood vessels?                                            [] Yes [] No
e)     Jaundice, intestinal bleeding; ulcer, hernia, colitis,
       hepatitis, diverticulitis, recurrent indigestion or other
       disorder of the stomach, intestines, liver or gallbladder?   [] Yes [] No
f)     Sugar, albumin, blood or pus in urine; sexually transmitted
       disease; stone or other disorder of kidney or bladder?       [] Yes [] No
g)     Diabetes, thyroid, or other endocrine disorders?             [] Yes [] No
h)     Disorder of breasts, reproductive organs, or prostate?       [] Yes [] No
i)     Neuritis, arthritis, rheumatism, gout, or disorder
       of or injury to the bones, muscles, nerves,
       knees, wrists or other joints?                               [] Yes [] No
j)     Disorder of skin, lymph glands, cyst, tumor or cancer?       [] Yes [] No
k)     Allergies; anemia or other disorder of the blood,
       excluding AIDS, or HIV?                                      [] Yes [] No
l)     Spinal, neck or back disorder or injury,
       including sprains, strains, or disc disorder?                [] Yes [] No
m)     Anxiety, depression, stress or other mental,
       nervous, psychiatric or emotional disorder?                  [] Yes [] No
n)     Chronic fatigue, fibromyalgia, or Epstein-Barr virus?        [] Yes [] No
o)     C-section, miscarriage, or complication of pregnancy?        [] Yes [] No
p)     Any mental or physical disorder not listed above?            [] Yes [] No

3.     Have you ever consulted a chiropractor?                      [] Yes [] No

4.     Are you currently pregnant?                                  [] Yes [] No

5.     Other than noted above, have you within the past five years:
a)     Had a checkup, consultation, illness, injury, or
       surgery; been a patient in a hospital, clinic, sanatorium, or other medical facility; had an electrocardiogram, X-ray,
       or other diagnostic test, other than an HIV test?            [] Yes [] No
b) Been advised by a licensed medical professional to have any diagnostic test, other than an HIV test, hospitalization, or surgery which was not
       completed?                                                   [] Yes [] No

6.     Within the past ten years, have you ever:
a) Used marijuana, cocaine, barbiturates, tranquilizers, heroin, LSD, amphetamines, morphine, narcotics; or any other drugs , except as legally
       prescribed by a physician?                                   [] Yes [] No
b) Sought or received medical treatment or professional advice for the use of alcohol, cocaine, marijuana, narcotics or any other drug? [] Yes [] No
c)     Consumed alcoholic beverages? If yes, specify extent?        [] Yes [] No

7.     Have you been diagnosed by a licensed medical professional as having Acquired Immune Deficiency Syndrome (AIDS) or
       AIDS Related Complex (ARC?                                   [] Yes [] No

8.     Have any of your immediate family members (parents, brothers and sisters), died of or been diagnosed as having: coronary artery disease, diabetes, cancer, stroke or kidney disease,
       prior to age 60?                                            [] Yes [] No
                                         Age if                    Age at
                                         Living  Cause of Death    Death
       Father:
       Mother:
       Brothers & Sisters:

9.      a)  Name and address of personal or attending doctor:

        __________________________________________________________________
        b)  Telephone:
        c)  Date last consulted:
            Reason and any medication/treatment given:
        d) List any medications (prescription or nonprescription) you are taking currently:

For each "Yes" answer, give details. (Identify: question number, diagnoses, dates, duration, names and addresses of all attending physicians and medical facilities. Attach additional Health Questionnaire page, UN 2550 HQ NY, or additional sheet of paper, if needed.)

 UNIFI
Companies                                   Application for Insurance
                                               Agreement

First Ameritas Life Insurance Corp. of New York     The Union Central Life Insurance Company
[P.O. Box 40888, Cincinnati, OH 45240               [P.O. Box 40888, Cincinnati, OH 45240
800-319-6901, Fax 513-595-2352]                     800-319-6901, Fax 513-595-2352]
(Client Service Department)

Agreement

The undersigned represent that their statements in this application and Part II, if such Part II is required by the companies listed above ("the Companies"), are true and complete to the best of their knowledge and belief. It is agreed that:

(a) the only statements to be considered as the basis of the policy are those contained in the application or in any amendment to the application;
(b) any prepayment made with this application will be subject to the provisions of the CONDITIONAL RECEIPT;
(c) If there Is no prepayment made with this application, the policy will not take effect until:
     (1) the first premium is paid during the lifetime of the proposed insured(s) and while his/her health and the facts and other conditions affecting their insurability remain as described in this application and
     Part II, if required; and
     (2) the policy is delivered to the Owner;
(d) no one except the President, a Vice President, the Secretary, or an Assistant Secretary can make, alter or discharge contracts or waive any of the Companies' rights or requirements;
(e) this application was signed and dated in the state indicated; and
(f) this application is to be attached to and made a part of the policy.

If applying for an indeterminate premium plan:
(a) the premium for such plan is guaranteed for the initial guarantee period, and after such period, the current annual premium is not guaranteed and may change; and
(b)  the premium will never exceed the specified maximum.

Fraud Notice
The following Fraud Warning Notice applies to Disability Income insurance only:
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.

Dated at:________________________________________________________
              City              State        Month       Day Year

--------------------------------------------------------------------------------
Print or Type Proposed Insured Name.

X-------------------------------------------------------------------------------
Signature of Proposed Insured.

--------------------------------------------------------------------------------
Print or Type Name of Other Proposed Insured.

X-------------------------------------------------------------------------------
Signature of Other Proposed Insured.

--------------------------------------------------------------------------------
Print or Type Owner if not Proposed Insured.

X-------------------------------------------------------------------------------
Signature of Owner if not Proposed Insured.

--------------------------------------------------------------------------------
Print or Type Insurance Producer Name.      Producer No./Sit. Code. X

X-------------------------------------------------------------------------------
Signature of Licensed Soliciting Producer.  Producer State Lic. No.

--------------------------------------------------------------------------------
Print or Type Insurance Producer Name.      Producer No./Sit. Code. X

X-------------------------------------------------------------------------------
Signature of Licensed Soliciting Producer. Producer State Lic. No.

--------------------------------------------------------------------------------
Agency Name.                               Agency No.

     Social Security Number                    Employer Identification Number

Taxpayer Identification Number (TIN)
Under penalties of perjury, I certify that:
1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.
3)   I am a U.S. Citizen or other U.S. Person (including a U.S. resident alien).

Gross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

X
--------------------------------------------------------------------------------
Signature of Owner, Trustee/Employer                   Date

  UNIFI                                            Application for Insurance
  Companies-                                       Authorization

  First Ameritas Life Insurance Corp. of New York       The Union Central Life Insurance Company
  [P.O. Box 40888, Cincinnati, OH 45240                 [P.O. Box 40888, Cincinnati, OH 45240
  800-319-6901, Fax 513-595-2352]                       800-319-6901, Fax
  513-595-2352] (Client Service Department)

--------------------------------------------------------------------------------
Authorization to Obtain and Disclose Information

I authorize any health care providers, hospitals, insurers, the Medical Information Bureau, Inc.("MIB"), consumer reporting agency, government agency, financial institution, and/or accounting, educational institution, or employer; having data or facts about the proposed insured's or claimant's physical or mental condition, medical care, advice, treatment, the use of drugs, alcohol, (except for substance abuse treatment program records for which special authorization is required) or tobacco, HIV, AIDS and sexually transmitted diseases, prescription drug records, financial status, education records, employment status or other relevant data or facts about the insured or claimant; including wage and earnings, or data or facts with respect to other insurance coverage; to give all data or facts to the companies listed above ("the
Companies"), their reinsurers, or any other agent or agency acting on the Companies' behalf.

Data or facts obtained will be released only: (1) to reinsurers; (2) to MIB; (3) to persons performing business duties as directed or contracted for by the Companies related to the proposed insured's application or claim or other insurance-related functions; (4) as permitted or required by law; (5) to government officials when necessary to prevent or prosecute fraud or other illegal acts; and (6) to any person or entity having an authorization expressly permitting the disclosure. The personal data or facts used or disclosed under this authorization may be subject to redisclosure and no longer protected by federal privacy regulations.

The above data and facts will be used to: (1) underwrite an application for coverage; (2) obtain reinsurance; (3) resolve or authority.) contest any issues of incomplete, incorrect, or misrepresented information on the application identified above which may arise during the processing or review of the application, or any other application for insurance; (4) administer coverage and claims; and (5) complete a consumer report, investigative consumer report or telephone interview about the proposed insured or claimant.

I agree that this authorization is valid for two years from the date shown below. I also agree that a copy is as valid as the original. I, or my authorized representative, am entitled to a copy. I understand that: (1) I can revoke this authorization at any time by giving written request to the Companies; (2) revoking this authorization will not affect any prior action taken by the Companies in reliance upon this authorization; and (3) failing to sign, or revoking this authorization may impair the Companies' ability to process my application or evaluate my claim and may be a basis for denying this application or a claim for benefits.



I acknowledge receipt of Notice of Insurance Information Practices.

Dated at:______________________________________________________________________
                          City         State           Month  Day         Year

_______________________________________________________________________________
Print or Type Name of Proposed Insured

X_____________________________________________________________________________
Signature of Proposed Insured

_______________________________________________________________________________
Print or Type Name of Other Proposed Insured

X_____________________________________________________________________________
Signature of Other Proposed Insured

_______________________________________________________________________________
Print or Type Name of Personal Representative of Proposed Insured

X_____________________________________________________________________________
Signature of Personal Representative of Proposed Insured

______________________________________________________________________________
 Description of Authority of Personal Representative
 (Parent, Legal Guardian, Attorney-in-Fact)
 (Attach documentation in support of your

UNIFI                                           Application for Insurance
Companies                                       Conditional Receipt

First Ameritas Life Insurance Corp. of New York
[P.O. Box 40888, Cincinnati, OH 45240
800-319-6901, Fax 513-595-2352]
(Client Service Department)

The Union Central Life Insurance Company
[P.O. Box 40888, Cincinnati, OH 45240
800-319-6901, Fax 513-595-2352]

UNIFI

DO NOT DETACH UNLESS PREMIUM PAYMENT IS MADE WHEN APPLICATION IS DATED AND SIGNED. DO NOT USE IF LIFE INSURANCE APPLIED FOR IS OVER $1,000,000. PREMIUM SHOULD NOT BE ACCEPTED IF THE PROPOSED INSURED IS AGE 75 OR OLDER, OR HAS BEEN TREATED FOR HEART DISEASE, DIABETES, STROKE, OR CANCER, WITHIN THE PAST 12 MONTHS, OR HAS BEEN ADMITTED TO A MEDICAL FACILITY WITHIN THE PAST 90 DAYS.

Terms and Conditions

All of the terms and conditions of this receipt must be fulfilled for insurance to be in effect on the "coverage date" or no insurance will be in effect until delivery of the policy. The "coverage date" is the date of this application or
Part II or medical examination or other test initially required by published rules of the companies listed above ("the Companies") used when considering the benefits applied for, whichever date is latest. If a policy is issued under this receipt and application as of the "coverage date," the maximum amount limitation of this receipt will apply until the policy/policies is/are delivered. If the application is declined, the premium paid will be returned.

1.       Premium Payment

    For Adjustable Life insurance, the premium payment taken with this application must be equal to or greater than the full initial premium. For any other life insurance, or Disability Income insurance, the premium taken with this application must be equal to the full first premium for the mode of premium and benefits applied for.

2.       Insurability

    As of the "coverage date," the Companies' Underwriting Officer must find each person proposed for insurance to be an acceptable risk at standard premium rates for the benefits applied for without an exclusion or restrictive endorsement.

3.       Conditional Insurance

    If all of the conditions of this receipt are met, insurance under this receipt will be provided from the "coverage date" to the date the policy is delivered, subject to maximum amount limitations set out below.

4. a) Maximum Amount (applicable to life insurance only)

        Any liability of the Companies under this and any other receipts may not exceed the lesser of: (a) the amount applied for in this application, or in the case of Adjustable Life insurance-the initial specified amount applied for; or (b) $1,000,000 of insurance and $100,000 of accidental death benefits.

    b) Maximum Amount (applicable to Disability Income or Disability Overhead Expense only)

        Any liability of the Companies under this and any other receipts may not exceed the lesser of: (a) the amount applied for in this application; or
        (b) $8,000 per month of Disability Income or Disability Overhead
        Expense.

5.       Suicide

    If any person proposed for insurance commits suicide, the Companies' liability under this receipt will be limited to a refund of the premium payment acknowledged above.


NOTICE TO APPLICANT -
PLEASE READ THIS RECEIPT CAREFULLY.

No insurance is provided under this conditional receipt unless all terms and conditions of this receipt are met. This receipt is void if the payment is made by a check or draft that is not honored when presented for payment. Also void are any modifications made to the conditions of this receipt. All premium checks must be made payable to the appropriate Company. Do not make checks payable to the insurance producer or leave checks blank.

RECEIVED from

this_________________________day of_______________________________

in the year of____________ , by personal or business check,

the sum of $

in connection with this application for insurance, which application bears the same date as this receipt.

X_________________
(Signature of Insurance Producer)